Exhibit 99.1 INVESTOR ACCESS EVENT May 5, 2026 Dayton, Minnesota

CAUTIONARY STATEMENT REGARDING THE FORWARD-LOOKING STATEMENTS

THE COMPANY DESIRES TO TAKE ADVANTAGE OF THE "SAFE HARBOR" PROVISIONS REGARDING FORWARD—LOOKING STATEMENTS OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995 AND IS MAKING THIS CAUTIONARY STATEMENT IN ORDER TO DO SO. FROM TIME TO TIME VARIOUS FORMS FILED BY OUR COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING OUR FORM 10-K, FORM 10-QS AND FORM 8-KS, AND OTHER DISCLOSURES, INCLUDING OUR 2025 OVERVIEW REPORT, PRESS RELEASES, EARNINGS RELEASES, ANALYST BRIEFINGS, CONFERENCE CALLS AND OTHER WRITTEN DOCUMENTS OR ORAL STATEMENTS RELEASED BY OUR COMPANY, MAY CONTAIN FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS GENERALLY USE WORDS SUCH AS "EXPECT," "FORESEE," "ANTICIPATE,' "BELIEVE," "PROJECT," "SHOULD," "ESTIMATE," WILL," AND SIMILAR EXPRESSIONS, AND REFLECT OUR COMPANY'S EXPECATIONS CONCERNING THE FUTURE. ALL FORECASTS AND PROJECTIONS ARE FORWARD-LOOKING STATEMENTS.

FUTURE RESULTS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED, DUE TO THE IMPACT OF CHANGES IN VARIOUS FACTORS. THESE RISK FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS RELATING TO THE DEMAND FOR OUR PRODUCTS AND THE LEVEL OF COMMERCIAL, INDUSTRIAL AND CONSTRUCTION ACTIVITY WORLDWIDE; CHANGES IN CURRENCY TRANSLATION RATES; INTERNATIONAL AND DOMESTIC INSTABILITY; INTEREST RATE FLUCTUATIONS AND CHANGES IN CREDIT MARKETS; GLOBAL SOURCING OF MATERIALS; INFLATIONARY COST PRESSURES AND OUR ABILITY TO RAISE PRICES WITHOUT DECREASING DEMAND FOR OUR PRODUCTS; INTERRUPTIONS OF OR INTRUSIONS INTO OUR INFORMATION SYSTEMS; INTELLECTUAL PROPERTY RIGHTS; THE USE OF GENERATIVE ARTIFICIAL INTELLIGENCE AND OTHER EMERGING TECHNOLOGIES; CONDUCTING BUSINESS INTERNATIONALLY; CATASTROPHIC EVENTS; OUR ABILITY TO ATTRACT, DEVELOP AND RETAIN QUALIFIED PERSONNEL; PUBLIC HEALTH CRISES; OUR GROWTH STRATEGIES AND ACQUISITIONS; POTENTIAL GOODWILL IMPAIRMENT; OUR ABILITY TO COMPETE EFFECTIVELY; OUR DEPENDENCE ON A FEW LARGE CUSTOMERS; OUR DEPENDENCE ON CYCLICAL INDUSTRIES; CHANGES IN LAWS AND REGULATIONS; CLIMATE-RELATED LAWS, REGULATIONS AND ACCORDS; ENVIRONMENTAL, SOCIAL AND GOVERNANCE-RELATED EXPECTATIONS AND REQUIREMENTS; COMPLIANCE WITH ANTI-CORRUPTION AND TRADE LAWS; CHANGES IN TAX OR TARIFF RATES OR THE ADOPTION OF NEW TAX OR TARIFF LEGISLATION; AND COSTS ASSOCIATED WITH LEGAL PROCEEDINGS. PLEASE REFER TO ITEM 1A OF OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2025 (AND THE MOST RECENT FORM 10-Q) FOR A MORE COMPREHENSIVE DISCUSSION OF THESE AND OTHER RISK FACTORS. THESE REPORTS ARE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.GRACO.COM AND THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT. SHAREHOLDERS, POTENTIAL INVESTORS AND OTHER READERS ARE URGED TO CONSIDER THESE FACTORS IN EVALUATING FORWARD-LOOKING STATEMENTS AND ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.

INVESTORS SHOULD REALIZE THAT FACTORS OTHER THAN THOSE IDENTIFIED ABOVE AND IN ITEM 1A OF OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2025 MIGHT PROVE IMPORTANT TO THE COMPANY'S FUTURE RESULTS. IT IS NOT POSSIBLE FOR MANAGEMENT TO IDENTIFY EACH AND EVERY FACTOR THAT MAY HAVE AN IMPACT ON THE COMPANY'S OPERATIONS IN THE FUTURE AS NEW FACTORS CAN DEVELOP FROM TIME TO TIME.

GRACO

A CENTURY OF INGENUITY. A FUTURE OF POSSIBILITY. 3

WELCOME AND AGENDA HOUSEKEEPING 8:00–9:45 AM Executive presentations 10:00 AM –12:00 PM Facility tour and product demonstrations Restrooms 12:15–1:00 PM Lunch and fireside chat Breaks 1:00-1:15 PM Departure 1:15–4:00 PM Optional session at distribution Transportation & Lunch center and contractor facility 4

MARK W. SHEAHAN President and Chief Executive Officer Mark was appointed President and Chief Executive Officer in June 2021. Prior to that, he served as Chief Financial Officer and Treasurer from June 2018 to June 2021. He led the Applied Fluid Technologies Division as Vice President and General Manager from February 2008 to June 2018. He also served as Chief Administrative Officer from September 2005 to February 2008. Earlier in his career, he was Vice President and Treasurer from December 1998 to September 2005. He serves as a director of Tennant Company and is a member of the board of managers of Fernweh Group, LLC. 5

ABOUT TODAY OBJECTIVES • Hear from Graco executive team to get a closer look at Graco strategy and operations • Learn about 100-year anniversary milestone • Tour facilities and experience product demonstrations 6

CELEBRATING 100 YEARS IN 2026 Global Reach Developed Foundation for Convoy Luber for Company Growth, Increased • Surpassed $1B in revenue in War Efforts Completes IPO M&A Focus Listed on NYSE 2012; $2B in revenue in 2022 • Expanded global scale Founded in Industrial Market Technological through targeted acquisitions Minneapolis, and Global Innovation, Opened Set a Record for and new product innovations Minnesota Expansion HQ in EMEA New Products • Used M&A to add specialized capabilities and deepen exposure to attractive end 1926 1940s 1960s 1969 1980s 1986 1990s 2010s markets • Continued disciplined investment in global operations and advanced automation to support long-term growth 7

100 YEARS OF DISCIPLINE, DECADES OF VALUE CREATION If you invested $1,000 in Graco stock in 1986 and reinvested the dividends earned each year, that investment would be worth about $480,000 at the end of 2025. That’s a 17.2% growth rate and a 48,000% return. In comparison, the compound annual growth rate of the S&P500 over the same period is 9.4% generating a 3,180% return. 8

GRACO TODAY: DIVERSIFIED MATERIAL HANDLING EXTENSIVE REACH NICHE 4,400 DIFFICULT APPLICATIONS, GLOBAL EMPLOYEES CUSTOMERS IN HARD-TO-MOVE MATERIALS 30,000+ 100+ COUNTRIES OUTLETS/DISTRIBUTORS* Graco designs and manufactures systems to move, measure, dispense and control hard-to-move fluids and FACILITIES IN materials that professionals rely on in homes, 15+ COUNTRIES factories, and job sites worldwide. $2.2B BUSINESS MODEL STRENGTH 2025 REVENUE % of Total Sales 48% 40% >1.5X REVENUE FROM HIGH REVENUE FROM R&D INVESTMENT VALUE, LOW VOLUME PARTS & ACCESSORIES COMPARED TO PEERS** PRODUCTS *Select distributors serve multiple divisions **Based on a 5-year average, 2021 – 2025, Peers: ITW, LECO, DOV, IEX, NDSN, 9

GRACO VISION Increase revenue by 10%+ annually on average, Grow earnings by 12%+ Drive above market 1 2 3 with about two-thirds from core business annually, on average, shareholder returns. GOALS growth and one-third from acquisitions. over time. Win in premium niche markets that have the most challenging materials to move through our product STRATEGY quality, product performance, exceptional service and comprehensive aftermarket support. LONG-TERM STRATEGIC GROWTH DRIVERS DRIVE GROWTH FROM CORE PRODUCTS MEET FUTURE CUSTOMER NEEDS ACCELERATE GROWTH THROUGH M&A Drive measurable revenue and margin growth from Innovate today to serve customers tomorrow by Strengthen our balanced approach to growth by our core product lines through increased customer positioning our products, processes and systems increasing focus on strategic mergers and acquisitions value and loyalty. Focus on driving down product to meet evolving needs. Offer advancements in to shape Graco’s next 100 years. costs, making targeted investments, and expanding technology and seamless purchasing experiences. aftermarket opportunities. 10

11 ONE GRACO One Graco aligned category, product, channel, and sales teams Commercial & Selling across divisions, enabling earlier collaboration, consistent Effectiveness messaging, and cross-division selling. 1 Engineering adopted a cross-functional model with stronger Engineering & Technical project management discipline, global visibility, and cross-division Execution collaboration. 2 Operations implemented a global, analytics-driven operating Operating Model & Supply One Graco is focused on improving model with aligned metrics, regional manufacturing, and Chain Scale integrated supply chain and logistics networks. 3 growth through commercial and engineering execution and scaling One Graco drove footprint optimization, asset sharing through Cost, Capital & Efficiency Centers of Excellence, localized manufacturing, and a structured operations—delivering measurable Discipline enterprise cost-out program. 4 savings and margin resilience today Leadership, operations, and support functions were centralized while building a more scalable, Organizational Simplification to reduce regional silos, standardize processes, and improve & Enterprise Alignment enterprise collaboration. 5 integrated growth platform over time.

ONE GRACO: SELECT EXAMPLES

1	**Revenue Expansion**	• New market opportunities through cross-selling • Sales cross-training and integrated selling activities uncovering previously under-penetrated opportunities • Improved launch readiness and coordination between commercial and engineering teams supporting future growth • Expanded product offering drove 20% growth in Industrial Finishing sales with existing customer in 2026 YTD
2	**Increased Margins**	• Centers of Excellence reducing duplication, improving utilization, and accelerating execution • Stronger project management discipline across engineering and operations improving cost and timeline • Value and ROI based selling reinforcing margin quality even in uneven demand environments • $15M restructuring savings in FY2025 and $30M annualized cost savings target for FY2026
3	**Improved Working Capital**	• Sales & Operations Planning (S&OP) enabling better demand planning, inventory alignment, and cross-functional ownership • Regional manufacturing and sourcing flexibility reducing lead times, logistics complexity, and inventory risk • Simplified organizational structures and aligned metrics improving execution discipline and cash conversion over time • Improved capacity utilization and inventory management with $50M inventory reduction in FY2025

INVESTMENT PROFILE – WHY GRACO PROVEN PERFORMANCE KEY INVESTMENT ATTRIBUTES • Durable revenue supported by strong, longstanding 23% 12% customer relationships RETURN ON INVESTED CAPITAL TOTAL SHAREHOLDER RETURN • Defensible market positions with leadership in niche, 20 Yr. S&P 500 at 9% high-value applications • High margins and strong cash flow supported by innovation and strategic acquisitions 7.3% 6.7% • Strong balance sheet with disciplined capital allocation EARNINGS PER SHARE CAGR REVENUE CAGR and consistent shareholder returns 25 Consecutive Years of Dividend Increases Targeted Revenue CAGR 10% Targeted Earnings CAGR 12%+ Based on a 20-year average. Organic revenue at constant currency. Adjusted diluted EPS. 13

GROWTH PLANS AND EARNINGS DRIVERS

EXECUTIVE TEAM David J. Thompson Peter J. O'Shea Sanjiv Gupta Joseph J. Humke Kathryn L. Schoenrock Laura L. Evanson President, Global Contractor Division President, Global Industrial Division Chief Financial Officer and Treasurer Executive Vice President, General Executive Vice President and Chief Executive Vice President and Chief Counsel and Corporate Secretary Information Officer Marketing Officer Claudio Merengo Timothy R. White Ronita Banerjee David M. Lowe Christopher D. Knutson President, Global Powder Division President, Expansion Markets Division Executive Vice President and Chief Retired Chief Financial Officer Vice President, Controller and Chief Human Resources Officer and Treasurer Accounting Officer Executive team averages 22 years of tenure Angela F. Wordell Executive Vice President and Chief Operations and Supply Chain Officer 15

SANJIV GUPTA Chief Financial Officer and Treasurer • Vice President & CFO, GM International (2023–2026), General Motors Company • Head of Global FP&A (2019–2023) • President & Managing Director, India; (2017–2019) • CFO, International Markets (ANZ, India, Southeast Asia) • Global leadership across finance, operations, and manufacturing • Early career at Nestlé and Loblaw Companies Limited 16

DAVID J. THOMPSON President, Global Contractor Division • President, Global Contractor Division (January 2025–present) • President, Worldwide Contractor Equipment Division (2024) • Vice President of Engineering, Contractor Equipment Division (2021–2024) • Progressed through engineering leadership roles: Engineering Manager, Senior Engineering Manager, Director of Engineering • Joined the company in 1988 17

2025 PERFORMANCE $1,072M SEGMENT REVENUE 25% OPERATING MARGIN Asia Pacific 10% EMEA CONTRACTOR 21% Americas 69% REVENUE BY REGION 18

CONTRACTOR DIVISION Growth Drivers: Housing and new construction, infrastructure spending, material changes, end-user conversion from brush and roll, new applications, product innovation and channel expansion 19

CONTRACTOR OVERVIEW BUILDING & CONSTRUCTION HOME IMPROVEMENT INFRASTRUCTURE The Contractor division serves professional contractors, DIY customers, material manufacturers, and paint stores worldwide with precision-engineered, customer-fit platforms that are easy to use and offer the highest quality at the lowest total cost of ownership. The Graco global partner network—supported by a direct salesforce—delivers scalable solutions with local reach and deep distributor and end-user relationships. 20

CONTRACTOR APPLICATIONS PAINT PROTECTIVE & HEAVY COATINGS Niche Applications: Residential | Commercial | Industrial | Institutional Niche Applications: Industrial Corrosion Protection | Fire-Proofing | Roofing & Water Proofing | Decorative & Aggregate Building Textures Graco Value: • Serving customers from DIYers to pro contractors with the most complete product offering Graco Value: • Proprietary innovations bring speed, quality, durability and ease of use to spray applications • Bring simplicity and savings to the movement of demanding 1K and 2K materials • Accessibility to accessories and repair parts ensures continuous productivity • Electrified systems eliminate compressors and generators to ensure repeatable results • Brand quality and global responsiveness drive loyalty, lifetime value and recurring revenue • Continuous innovation delivers best-in-class total cost of ownership • Precise 2K ratio control meeting and exceeding material manufacturers requirements Select Industry Participants: Wagner, Titan Select Industry Participants: PFT, Wiwa 21

CONTRACTOR APPLICATIONS

PAVEMENT, TURF & FLOORING





Niche Applications: Sports field & turf marking | Industrial & commercial flooring systems | Commercial parking lots | Roadways

Graco Value:
- Preferred brand of marking solutions for municipalities, contractors, schools, and airports
- Innovation provides less fatigue, faster, accurate 1K/2K, tape, and thermoplastics application
- Technology advancement provides productivity from set up and layout to final application
- Automation reduces fatigue, less labor, increased productivity, and repeatable accuracy

Select Industry Participants: Titan, Turf Tank

FOAM & POLYUREA




Niche Applications: Tank, piping & containment systems | Building insulation In-plant foam for manufacturing

Graco Value:
- Solutions to help contractors and in-plant manufacturers maximize yield with precise, consistent mix-ratio systems
- Integrated remote reporting and monitoring ensures job accuracy, and validation
- Innovation that significantly reduces on job maintenance, providing increased productivity

Select Industry Participants: Binks, PMC

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CONTRACTOR APPLICATIONS COLOR SOLUTIONS NEW Acquired in November 2024 Acquired in November 2025 Niche Applications: Paint manufacturers | Paint retailers | Auto refinishers | Ink producers Graco Value: • Strong customer value comes from using our high-quality automation for high-volume, high-output dispense tinting and shaking • High performance solutions ensure speed, exact accuracy, and labor efficiency and speed to serve customers for paint retailers • Responsiveness of our service network contributes to improved uptime for store operations • Innovative systems designed to specific industries provide automated, productive, high volume, repeatable precision solutions Select Industry Participants: Fluid Management, Santint 23

24 ONE GRACO - CONTRACTOR Organizational Simplification Contractor consolidated leadership and operations under a single enterprise structure, removing regional silos and layered decision-making. & Leadership Alignment 1 Sales Effectiveness Contractor sales increased collaboration with Industrial teams and leveraged shared channels, supported by improved IT tools and enterprise sales enablement. & Cross-Division Selling 2 Marketing Centralization Marketing was centralized to improve cross-regional collaboration, deploy common tools and dashboards, and enable greater flexibility in selling and discounting across divisions. & Commercial Support 3 Engineering Collaboration Engineering implemented global visibility into technical assistance, warranty, and training metrics while strengthening cross-divisional collaboration and cost optimization discipline. & Cost Discipline 4 Execution Discipline & Contractor adopted enterprise IT tools and improved coordination with central functions to support sales execution, engineering workflows, and operational launches. Enterprise Enablement 5

PROMINENT END-USERS #1 30,000+ 100+ Brand preferred by Distribution outlets providing Countries served professional contractors unmatched global reach All trademarks are the properties of their respective owners. Logos shown for illustrative purposes only. No endorsement or affiliation is implied. 25

PETER J. O'SHEA President, Global Industrial Division • President, Global Industrial Division (2025–present) • President roles across Industrial Products and Lubrication Equipment, including South and Central America leadership (2016–2024) • Vice President and General Manager roles in Asia Pacific (2012–2015) • Sales, marketing, and international leadership roles, including Asia, Australia and New Zealand (2002–2012) • Joined the company in 1995 26

2025 PERFORMANCE $997M SEGMENT REVENUE 34% OPERATING MARGIN Asia Pacific 22% INDUSTRIAL Americas 51% EMEA 27% REVENUE BY REGION 27

INDUSTRIAL DIVISION Growth Drivers: Factory movement and expansion, automation, technology upgrades, energy efficiency upgrades, material changes, fluid management 28

INDUSTRIAL OVERVIEW MANUFACTURING SERVICE & REPAIR The Industrial division helps manufacturers and service teams achieve quality, performance and uptime with integrated automation and system intelligence. Customers reduce risk and waste, while lowering lifecycle cost with systems embedded into daily production and maintenance workflows. 29

INDUSTRIAL APPLICATIONS TRANSPORTATION MANUFACTURING GENERAL MANUFACTURING Niche Applications: Sealant & bonding in automotive manufacturing | Liquid finishing in Niche Applications: Sealant, adhesive, and thermal material for electronics, energy, & aerospace & commercial vehicles, | Material bonding, transfer & finishing in rail & marine industrial equipment | Liquid finishing in wood, metal fabrication | Fluid transfer for general manufacturing operations Graco Value: Graco Value: • System-level precision solutions proven in highly regulated, high-volume transportation production applications • Precision micro dispensing across a high variety of manufacturing environments • Built to deliver safety, quality, and repeatability • Automation and monitoring reduce defects, downtime, and integration risk • Embedded solutions across long-lifecycle platforms scale easily and reduce integration risk • Global expert teams support strategic customer platforms end-to-end Select Industry Participants: Atlas Copco, Binks, Nordson, Sames, DURR Select Industry Participants: Nordson, Viscotec, PVA, Musashi, Wagner 30

INDUSTRIAL APPLICATIONS

MACHINERY MANUFACTURING



Niche Applications: Sealant and adhesive in machinery assembly | Fluid management solutions with traceability | Auto lubrication on mobile equipment | Liquid finishing

Graco Value:

- Reputable brand of on-vehicle lubrication with broad OEM adoption
- End-to-end system portfolio across sealant, adhesive and liquid finishing applications
- Proven reliability within diverse, complex environments
- High-quality deployment, uptime, and rapid issue resolution through global channel and service model

Select Industry Participants: Lincoln/SKF, Groeneveld-Beka, Sames, Nordson, Binks

PROCESS MANUFACTURING



Niche Applications: Ingredient unloading | Hot melt adhesive dispense | Latex and slurry transfer in paint manufacturing | Starch transfer in corrugated board manufacturing

Graco Value:

- Protects product integrity where contamination or inconsistency can diminish value
- Broad range of material handling from medium- to low-viscosity ingredients
- Moving sensitive high-value materials
- Enables hygienic, validated, and repeatable batches

Select Industry Participants: Wilden (Dover), ARO (Ingersoll Rand), Sandpiper (IDEX), Nordson

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INDUSTRIAL APPLICATIONS SERVICE & REPAIR Niche Applications: Fluid management in service garages | Auto lubrication in off-road mobile & material processing | Fluid transfer & dispense in mobile service Graco Value: • Improved service efficiency and profitability • High durability maximizes equipment uptime and asset life • End-to-end solution portfolio across products, accessories, and support • Platforms deeply embedded in customer service workflows Select Industry Participants: SKF/Lincoln/Alemite, Groeneveld-Beka, Samson, Balcrank 32

33 ONE GRACO - INDUSTRIAL Commercial Alignment & Industrial aligned category, product, channel, sales, and engineering teams earlier in planning to simplify decision-making and deliver more consistent market messaging. Go to Market Simplification 1 Selling Effectiveness Sales teams were cross-trained across products and supported by a new sales operations model to improve focus, account coverage, and collaboration. & Cross-Selling 2 Engineering Collaboration Industrial engineering adopted a cross-functional model with stronger project management discipline across cost, timing, and technical execution. & Execution Discipline 3 Centers of Excellence Centers of Excellence were leveraged to centralize expertise, standardize execution, and support multiple products and regions from a common platform. & Organizational Scale 4 Financial Discipline Amid Industrial maintained a focus on value-based selling and operational rigor despite uneven demand conditions. Macro Headwinds 5

PROMINENT END-USERS 445 20,000+ 100+ Active worldwide patents Distribution outlets providing Countries in which our unmatched global reach products are used All trademarks are the properties of their respective owners. Logos shown for illustrative purposes only. No endorsement or affiliation is implied. 34

CLAUDIO MERENGO President, Global Powder Division • President, Global Powder Division (2025–present) • President, Worldwide Powder Division (2024) • President, Worldwide Gema (2007–2024) • Additional leadership roles at ITW Finishing and ITW Dynatec (2008–2012) • Earlier leadership roles at Gema across Europe (1999–2007) • Early career in R&D, sales, and after-sales at Gema (1994–1999) • Joined Gema in 1994; Gema became part of Graco in 2012 35

POWDER DIVISION Growth Drivers: Investments in factory expansion and modernization, where our differentiated technologies and global service network deliver industrial customers value through automation, process optimization, productivity gains, quality improvements. 36

POWDER DIVISION OVERVIEW & APPLICATIONS

100 GRACO YEARS

POWDER COATING


Gema



Niche Applications: Residential Appliances | Office Furniture | Agriculture Machinery | Automotive Tier 1

Graco Value:

- Green technology providing durable, protective, and decorative surfaces
- Key technologies include:
  - Powder handling
  - Electrostatic charging
  - Automation

Select Industry Participants: Nordson, Wagner

ALUMINUM EXTRUSIONS


sat


sat

Niche Applications: Architectural Extrusions Elements Industrial Extrusions Elements

Graco Value:

- Complete powder coating lines
- Fully automated anodizing plants
- Vertical lines offer space saving and improved efficiency advantages

Select Industry Participants: EUROIMPIANTI

DOSING NEW


ColorService



Niche Applications: Tires | Cosmetics | Plastics | Food Textiles | Rubber

Graco Value:

- Automatic dispensing and weighing solutions for powder and liquid products—pigments, additives, chemicals, various ingredients
- Automated solutions offer high levels of precision and reproducibility

Select Industry Participants: Mesnac

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PROMINENT END-USERS 5 10 100+ Manufacturing plants Countries covered Countries in which our in Europe and Asia by direct sales offices products are used All trademarks are the properties of their respective owners. Logos shown for illustrative purposes only. No endorsement or affiliation is implied. 38

TIMOTHY R. WHITE President, Expansion Markets Division • President, Expansion Markets Division (2025–present) • President, Worldwide Process Division (2021–2024) • President, White Knight and QED Environmental Systems (2020–2021) • President, EMEA (2018–2020) • President, QED Environmental Systems (2015–2018) • Leadership roles in sales, marketing, and operations across divisions (2008–2015) • Earlier career in manufacturing management • Joined the company in 1992 39

2025 PERFORMANCE $168M SEGMENT REVENUE 25% OPERATING MARGIN Asia Pacific 23% EXPANSION MARKETS Americas EMEA 60% 17% REVENUE BY REGION 40

EXPANSION MARKETS OVERVIEW & APPLICATIONS ENVIRONMENTAL SEMICONDUCTOR HIGH PRESSURE ELECTRIC MOTORS • Niche markets and key parts of the value chain • Key growth drivers from regulation, advanced computing, energy self-sufficiency, and advanced manufacturing • Built via platform acquisitions in specialized, engineered applications • Attractive margins and M&A runway 41

EXPANSION MARKET APPLICATIONS HIGH PRESSURE EQUIPMENT ENVIRONMENTAL Niche Applications: Oil & Gas | Clean Energy | Aerospace | Industrial Testing Niche Applications: Landfill | Clean Energy/Biogas | Groundwater Testing & Remediation Graco Value: Graco Value: • Focused on elevated fluid pressure applications• Top-tier manufacturer of environmental monitoring and remediation equipment • Complete line of high-pressure pumps, valves, fittings, and accessories• Air and electric-powered pumping systems for groundwater sampling • Providing leak-free operations at pressures from 10,000 to 150,000 psi• Precision wellheads for gas collection, control and management Select Industry Participants: Parker-Hannifin, Swagelok, Maximator Select Industry Participants: PumpOne, Geotech Environmental 42

EXPANSION MARKET APPLICATIONS SEMICONDUCTOR ELECTRIC MOTORS Niche Applications: Wafer Manufacturing | Life Sciences | Specialty Chemicals Niche Applications: Pump Applications | Marine Propulsion | Robotics & Actuators Heat Exchangers & Fans: Data Centers & Industrial Graco Value: Graco Value: • Providing a total solution for high-purity fluid handling systems • Superior continuous torque, no gear boxes equating to 20-40% lower cost • Chemical compatible, high-purity fluoropolymer materials • 3x smaller than comparable conventional motors • Clean room assembly, vertically integrated processing • Flexible licensing-based business model: vertically integrate or utilize a qualified contract Select Industry Participants: Trebor, Furon, Process Technology manufacturer Select Industry Participants: Servax 43

PROMINENT END-USERS 11 6 95 Countries with Manufacturing Electric direct sales offices locations motor patents All trademarks are the properties of their respective owners. Logos shown for illustrative purposes only. No endorsement or affiliation is implied. 44

RYAN PATRICK Vice President, Corporate Development • Vice President, Corporate Development (2026–Present), Graco Inc. • Director, Corporate Development (2020-2026), Graco Inc. • M&A Investment Banker (2018–2020), Chartwell Financial Advisory, Inc. • M&A Engagement Leader (2016–2018), EY Strategy & Transactions • Various finance and corporate M&A leadership roles (2010-2016) 3M, Inc. • Early career in public accounting with Abdo LLP – Ryan is an inactive CPA 45

M&A: KEY COMPONENT OF OUR GROWTH STRATEGY Growth • Acquisitions expected to play a key role in extending our technology portfolio and enhancing our position in attractive, high-growth markets GOAL: • Actively evaluating opportunities aligned with our 1/3 of future growth stems strategy, capabilities and financial return objectives from M&A • Our pipeline remains healthy, and we will continue to be patient and disciplined as we pursue the right opportunities Inorganic Organic 46

HISTORY OF VALUE-CREATING ACQUISITIONS Long-standing, Strong alignment with Financial discipline Repeatable disciplined acquirer core capabilities throughout cycles results-oriented process 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 47

THOUGHTFUL CRITERIA GUIDE OUR APPROACH STRATEGIC CRITERIA FINANCIAL CRITERIA • Mission-critical, highly engineered product • Market segments with sustainable GDP+ technologies in premium niche applications growth expectations • Challenging applications where quality and • Synergies capable of lifting profitability reliability offer premium value to the customer to Graco’s margin profile • Businesses where we can leverage Graco’s core • Returns that offers a premium to our cost competencies to drive meaningful value creation of capital 48

DISCIPLINED, PROACTIVE FUNNEL MANAGEMENT Systematic review of existing verticals and new potential premium markets • Market segments and priority Sub-market application deep-dive and verticals linked to enterprise strategy alignment with strategic criteria • Rigorous screening using investment and M&A scorecards Competitive landscape review and initial pipeline ideation • Dedicated corporate and division resources driving target cultivation Down-select targets based on alignment • Regular internal pipeline review with financial criteria Currently 100+ Vetted Potential Targets 49

M&A FOCUS AREAS CORE BUSINESSES EXPANSION MARKETS DIVISION • Prioritizing capital allocation to opportunities with • Analyzing and pursuing new end-markets the greatest strategic and financial attractiveness with attractive growth • Filling technology and capability gaps necessary • Targeting scaled platforms for follow-on to achieve strategic ambitions M&A and new growth vectors • Enhancing existing business, leveraging existing • Evaluating existing Expansion Markets commercial and operational capabilities businesses and investing where appropriate 50

ANGELA F. WORDELL Executive Vice President and Chief Operations and Supply Chain Officer • Executive Vice President and Chief Operations & Supply Chain Officer (2025–present) • Executive Vice President, Operations (2018–2024), including dual role leading Worldwide Oil & Natural Gas Division (2020–2022) • Leadership roles in sourcing and operations, including Purchasing Director and Strategic Sourcing Director (2017–2018) • Operations Director, IPD Division and China Factory (2010–2017) • Earlier career in manufacturing management and engineering • Joined the company in 1993 51

OPERATIONS 52

OPERATIONS MODEL OPERATIONS EXCELLENCE Global Manufacturing Scale • Customer-proximate global operations > 75% ZERO Operational Excellence COST CHANGE GOAL PRODUCTS MANUFACTURED IN US • Disciplined execution and continuous improvement Strategic Capital Deployment WARRANTY COSTS IN STOCK SERVICE LEVEL • High-return capital investment < 1% 95% Integrated Supply Chain • Resilient and adaptable model • On-time deliveries; orders in by noon, ship same day • Superior quality; stringent product requirements One Graco Operating System • Strong material supplier relationships • Shared systems enabling scale and execution 53

OPERATIONS STRATEGY OPERATIONS DRIVERS Globalized Supply Chain: • Deliver the right products at the right time with high quality • Integrated sourcing, materials, distribution, and competitive cost to support growth and quality teams across all regions • Partner closely with commercial teams to align operations Centers of Excellence: with market demand • Specialized manufacturing hubs driving capital • Scale globally through simplified, standardized processes savings and improved utilization and Centers of Excellence that lower costs • Drive continuous improvement with a zero cost mindset Regional Manufacturing: and maintain flexibility to adapt to market changes • Serve local markets while reducing lead time and tariff exposure M&A Integration: PROVIDE INCREASE IMPROVE SHAREHOLDER • Execute proven acquisition playbook SALES PROFITABILITY VALUE 54

OPERATIONS INITIATIVES OPERATIONS DRIVERS PILLARS OF SUCCESS • Safety and quality by design through standard global processes and clear ownership • Reliable delivery via regional manufacturing, optimized networks, SAFETY QUALITY and integrated S&OP • Cost discipline and productivity from simplification, automation, Become Incident Free Zero Defects *Zero Harm* *Right First Time* analytics, and operating metrics • Technology-enabled visibility across sourcing, materials, and customer interfaces • Talent and leadership systems embedding accountability DELIVERIES COST at every level 100% On Time Zero Cost Change *Customer promise fulfillment* PROCESS TECHNOLOGY PEOPLE DRIVEN ENABLED POWERED 55

56 ONE GRACO - OPERATIONS Seamless Purchasing Make it easier for our customers to do business with Graco by creating a connected, effortless experience through simplifying and evolving our processes and systems. Experience 1 Drive cost out of existing products through redesign, resourcing, or manufacturing optimization, ensuring customers Cost Optimization receive quality Graco products at competitive prices. 2 Investments Prioritized by Prioritize and deploy resources guided by business strategy, market and customer insights. Invest to grow where market potential and company strengths align, while driving profitability in important but lower-growth businesses. Market Opportunities 3 Deliver lifetime value to customers beyond the initial purchase by capturing greater share in parts, accessories, Aftermarket Sales Growth maintenance, repair and operations to keep them coming back to Graco. 4 Acquisitions to Apply core operational expertise and capacity across acquired businesses. Expand the Core 5

57